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                                                                    Exhibit 10.2


                     GENERAC PORTABLE PRODUCTS COMPANY, INC.
                             1998 STOCK OPTION PLAN

         1.       PURPOSE.

                  The purpose of the Generac Portable Products Company, Inc. 1998 Stock Option Plan (the "PLAN") is to provide an incentive to certain employees and non-employee directors of Generac Portable Products Company, Inc., a Delaware corporation (the "COMPANY"), by granting to such employees and non-employee directors options to acquire common stock, $0.01 par value, of the Company ("STOCK"), including (i) incentive stock options ("ISOS"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), and (ii) options not constituting ISOs ("NQSOS").

         2.       EFFECTIVE DATE AND TERM OF THE PLAN.

                  The Plan is effective as of July 9, 1998 (the "EFFECTIVE DATE"). Unless sooner terminated, the Plan shall continue in effect from the Effective Date until the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE"). In no event shall an ISO or NQSO (collectively "OPTIONS") be granted after the Termination Date. Options granted prior to the Termination Date shall remain in effect until their exercise, surrender, cancellation or expiration in accordance with their terms.

         3.       STOCK SUBJECT TO THE PLAN.

                  (a) Subject to adjustment as provided in Section 10 below, the aggregate number of shares of Stock ("SHARES") to be delivered upon exercise of all Options granted under the Plan shall not exceed one thousand six hundred nineteen and forty-eight one thousandths (1,619.048).

                  (b) If any Option granted under the Plan expires, terminates or is canceled without having been exercised in full, the number of Shares as to which the Option has not been exercised shall become available for further grants under the Plan, except that if any Option is canceled on account of the exercise of a related Option, the Shares represented by such canceled Option shall no longer be available for issuance under the Plan.

                  (c) Upon exercise of an Option the Company may issue authorized but unissued Shares, Shares held in its treasury, or both.

                  (d) Shares issued upon the exercise of an Option shall be fully paid and nonassessable.

                  (e) Unless otherwise determined by the Committee, no fractional share of Stock shall be issued or transferred upon exercise of an Option under the Plan.


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         4.       ADMINISTRATION OF THE PLAN.

                  (a) COMMITTEE. The Plan shall be administered by a Committee of the Board of Directors (the "COMMITTEE"). The Committee shall initially consist of the entire Board. However, the Board may elect at any time to provide that the Committee shall consist of not less than two members, each of whom shall be a Director who is a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934. The Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.

                  (b) AUTHORITY. Subject to the specific limitations and restrictions set forth in the Plan, the Committee shall have the authority: (i) to grant ISOs to employees whom the Committee determines are key to the success of the Company ("KEY EMPLOYEES"); (ii) to grant NQSOs to such employees and non-employee directors as the Committee shall select (the grantee of an ISO or NQSO being hereinafter referred to as an "OPTIONEE"); (iii) to make all determinations necessary or desirable for the administration of the Plan including, within any applicable limits specifically set out in the Plan, the number of Shares that may be purchased under an Option, the price at which an Option may be exercisable, and the period during which an Optionee must remain a non-employee director or in the employ of the Company or a subsidiary of the Company prior to the exercise of an Option; (iv) to construe the respective Option agreements and the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of the respective Option agreements, which need not be identical, (vii) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan, in a manner that the Committee deems necessary or desirable; (viii) to amend any Option granted under the Plan, subject to the provisions of the Plan; (ix) to grant to Optionees in exchange for their surrender of Options, new Options containing such other terms and conditions as the Committee shall determine; and (x) to make other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Any interpretation or decision of the Committee shall be final and conclusive. Nothing in this Section 4(b) shall give the Committee the right to increase the total number of Shares that may be purchased on exercise of Options (except as provided in Section 10 below), to extend the term of the Plan, or to extend the period during which an ISO is exercisable beyond ten years from the date of grant thereof.

                  (c) LIABILITY/PROTECTION. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to serving as a member of the Committee. Service as a member of the Committee shall constitute service as a member of the Board of Directors, so that members of the Committee shall be entitled to indemnification for their service on the Committee to the full extent provided for service as members of the Board of Directors.


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         5.       OPTION GRANTS.

                  (a) OPTION AGREEMENT. The Committee shall have sole authority to grant Options under this Plan. Each Option granted under the Plan shall be evidenced by a stock option agreement (the "OPTION Agreement"). The Option Agreement shall be subject to the terms and conditions of the Plan and may contain additional terms and conditions (which may vary from Optionee to Optionee) not inconsistent with the Plan, as the Committee may deem necessary or desirable. Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements, and amendments thereto, in the name of the Company.

                  (b) OPTION PRICE. The Option Price of each share of Stock purchasable under an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be specified in the Option Agreement. The Option Price shall not be less than (i) in the case of a grant of an ISO to a Key Employee who, at the time of the grant, is not a Ten Percent Shareholder, as defined below, one hundred percent (100%) of the fair market value of a Share as determined on the date the Option is granted; (ii) in the case of a grant of an ISO to a Key Employee who, at the time of grant, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary (a "TEN PERCENT SHAREHOLDER"), one hundred and ten percent (110%) of the fair market value of a Share, as determined on the date the Option is granted; or (iii) in the case of a NQSO, the price determined by the Committee. The fair market value of a share of Stock for purposes of determining the Option Price shall be determined by the Committee in accordance with any reasonable method of valuation consistent with applicable requirements of Federal tax law, including, as applicable, the provisions of Section 422(c)(8) of the Internal Revenue Code of 1986, as amended. The Option Price shall be subject to adjustment in accordance with
Section 10 hereof.

                  (c) NUMBER OF SHARES OF STOCK. Each Option Agreement shall specify the number of Shares which the Optionee may purchase. The Committee shall have the authority to allow a form of payment other than cash to the extent consistent with applicable requirements of Federal tax law.

                  (d) OPTION TERM. The Committee shall determine the length of the Option term, except that no Option term shall extend for a period greater than ten (10) years from the date of grant.

         6.       EXERCISE OF OPTIONS.

                  Subject to applicable law and the terms and conditions of the Plan, an Option granted under the Plan shall be exercisable at such time, or times, upon the occurrence of such event or events, for such period or periods, in such amount or amounts, and upon the satisfaction of such terms and conditions including, without limitation, terms and conditions relating to notice of exercise, date the Option is deemed exercised, delivery and transferability of Shares and


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withholding of taxes, as the Committee shall determine and specify in the Option
Agreement. The aggregate fair market value (determined at the time the Option is granted), of the Stock with respect to which an ISO or ISOs granted to any Key Employee are to become exercisable for the first time during any calendar year (under the Plan and any other plan of the Company and its subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). The application of the limitation set forth in the preceding sentence to any individual Option shall be determined by the Committee subject to applicable rules and regulations under Section 422 of the Code.

         7.       EXPIRATION OF OPTIONS.

                  The unexercised portion of any Option granted under the Plan shall automatically and without notice expire at the time of the earliest to occur of the following:

                  (a) the expiration of ten years from the date on which the Option is granted, or such shorter term as may be specified in the Option Agreement;

                  (b) the date of termination for Cause, as defined below, of the Optionee's employment with the Company; or

                  (c) the expiration of the period specified in the Option Agreement following any other termination of the Optionee's service on the Board of Directors or employment with the Company.

         Anything to the contrary notwithstanding, in the case of an ISO, such Option shall by its terms not be exercisable after the expiration of ten years (or, in the case of an Option granted to a Ten Percent Stockholder, five years) from the date such Option is granted.

                  (d) For purposes of this Section 7, "Cause" shall mean the Optionee's:

                           (i) indictment for, or plea of NOLO CONTENDERE to, a felony or other crime involving intentional enrichment of the Optionee at the expense of the Company;

                           (ii) willful gross misconduct in the performance of duties, or, following written notice from the Board of Directors, repeated neglect of duties.


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         8.       NON-TRANSFERABILITY OF OPTIONS.

                  (a) No Option granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent or distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee. Except as otherwise determined by the Committee, any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted above shall be null and void and of no effect, and shall result in the forfeiture of all rights as to such Option.

                  (b) The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and state securities laws.

                  (c) Notwithstanding any provision of the Plan or the terms of any Option granted pursuant to the Plan, the Company shall not be required to issue any Shares if such issue or transfer would, in the judgment of the Committee, constitute a violation of any state or Federal law or the rules or regulations of any governmental regulatory body or any securities exchange. Each Option may be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         9.       NO SPECIAL RIGHTS.

                  Until an Optionee has made payment of the Option Price, has paid or has had satisfied any applicable withholding taxes, and has had issued to him a certificate or certificates for the Shares so acquired, the Optionee shall have no rights as a stockholder of the Company with respect to the Stock. No Option granted under the Plan shall confer upon an Optionee any right to continued employment with the Company or its subsidiaries, nor shall it interfere in any way with the right of the Company or its subsidiaries to terminate an Optionee's employment at any time.


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         10.      ADJUSTMENTS FOR CHANGE IN CAPITAL STRUCTURE AND SPECIAL
                  TRANSACTIONS.

                  (a)      RECAPITALIZATION, ETC.

                           (i) "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or other similar transaction. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (x) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan and (y) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor.

                           (ii) Any such adjustment in the Shares or other stock or securities subject to outstanding ISOs (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 404(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                           (iii) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to the Option prior to such Change in Capitalization.

                  (b) SPECIAL TRANSACTIONS. In the event of a merger, consolidation or other form of reorganization of the Company with or into another corporation (other than a merger, consolidation or other form of reorganization in which the Company is the surviving corporation), a sale or transfer of all or substantially all of the assets of the Company or a tender or exchange offer made by any corporation, person or entity (other than an offer made by the Company), the Committee, either before or after the merger, consolidation or other form of reorganization, may take such action as it determines in its sole discretion with respect to the number or kinds of Shares subject to the Plan or any Option under the Plan. Such action by the Committee may include (but shall not be limited to) the following:

                           (i) accelerating the full exercisability of an Option during such period as the Committee shall prescribe following the public announcement of


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                           such merger, consolidation, other form of
                           reorganization, sale or transfer of assets or tender or exchange offer;

                           (ii) permitting an Optionee at any time during such period as the Committee shall prescribe in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets or tender or exchange offer, to surrender his Option (or any portion thereof), to the Company in exchange for a cash payment in an amount and in a manner determined by the Committee; or

                           (iii) requiring an Optionee, at any time in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets or tender or exchange offer, to surrender his Option (or any portion thereof) to the Company (A) in exchange for a cash payment as described in clause (ii) above, or (B) in exchange for, and subject to shareholder approval of, a substitute Option or other award issued by the corporation surviving such merger, consolidation or other form of reorganization (or an affiliate of such corporation), or the corporation acquiring such assets (or an affiliate of such corporation), which the Committee, in its sole discretion, determines to have a value substantially equivalent to the value of the Option surrendered.

                  (c)      EFFECT OF CERTAIN TRANSACTIONS.

                  Subject to Subsections (a) and (b) above, or as otherwise provided in an Agreement or by the Committee, in the event of (x) the liquidation or dissolution of the Company or (y) a merger or consolidation of the Company (a "TRANSACTION"), the Plan and Options granted hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Option, upon exercise of such Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions and restrictions which were applicable to the Options prior to such Transaction. Notwithstanding the foregoing, subject to Subsections (a) and (b) above, the Committee may, in the event of a merger, alternatively provide for the cancellations of all outstanding Options, in which case each Optionee shall be entitled to receive a cash payment in an amount equal to the excess, if any, of
(A) the fair market value on the date preceding the date of surrender, as determined by the committee in good faith, of the Shares subject to the Option or portion thereof surrendered over (B) the aggregate exercise price for such Shares under the Option or portion thereof surrendered.

         11.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.


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                  The Committee may, at any time, amend, suspend or terminate any and all parts the Plan and any Option granted under the Plan in such respects as the Committee shall deem necessary or desirable, except that no such action may be taken which would impair the rights of any Optionee with respect to any Option previously granted under the Plan without the Optionee's consent.

         12.      GOVERNING LAW.

                  The Plan shall be governed by the laws of the State of New York without regard to the principles of conflict of laws. In case any one or more of the provisions contained herein are for any reason deemed to be invalid, illegal or unenforceable in any respect by a judicial body, such illegality, invalidity or unenforceability shall not effect any other provision of this Plan, and this Plan shall be construed as if such invalid, unenforceable or illegal provision had never been contained herein.

         13.      REFERENCES.

                  In the event of an Optionee's death or a judicial determination of his physical or mental incompetence, reference in the Plan to the Optionee shall be deemed, where appropriate, to refer to his beneficiary or his legal representative.


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         IN WITNESS WHEREOF, the Company executes this Plan this ninth day of
July, 1998.


                                        GENERAC PORTABLE PRODUCTS
                                        COMPANY, INC.


                                        BY:  /s/ Eric R. Wilkinson
                                             -----------------------------------

                                        ITS: President
                                             -----------------------------------


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